Exhibit 32.(1)

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Isotopes, Inc and subsidiaries (the “Company”) on Form 10-KSB for the period ended December 31, 2007, as filed with the Securities and Exchange Commission (the “Form 10-KSB”), I, Steve T. Laflin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Form 10-KSB of the Company for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28, 2008

/s/ Steve T. Laflin

Steve T. Laflin

Chief Executive Officer